                                 Exhibit 10.4

                         AMENDED AND RESTATED TERM NOTE
                         ------------------------------


$33,797,802.20                                                New York, New York
                                                  issued as of September 4, 1992
                                                            Amended and Restated
                                                          as of January 31, 1994



          FOR VALUE RECEIVED, MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "Debtor"), hereby promises to pay to the order of UNION BANK OF SWITZERLAND, NEW YORK BRANCH (the "Payee"), at the offices of Union Bank of Switzerland, New York Branch located at 299 Park Avenue, New York, New York 10171-0026, or at such other place as the Payee or any holder hereof may from time to time designate, on January 31, 2001 (or earlier as hereinafter referred
to), the principal sum of THIRTY THREE MILLION SEVEN HUNDRED NINETY SEVEN THOUSAND EIGHT HUNDRED TWO and 20/100 DOLLARS ($33,797,802.20), or such lesser amount as shall then constitute the Payee's pro rata share of the Term Loan, in
                                            --- ----
lawful money of the United States, at such times and in such amounts as provided in the Credit Agreement (as hereinafter defined), and to pay interest in like money at such office or place and at such rates and times on the unpaid principal balance hereof as provided in the Amended and Restated Credit Agreement, dated as of September 4, 1992, as amended and restated as of January 31, 1994 (as so amended and restated and as further amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), among the Debtor, the Lenders parties thereto (collectively, the "Lenders") and Union Bank of Switzerland, New York Branch, as agent (in such capacity, the "Agent") for the Lenders.

          This Amended and Restated Term Note is issued pursuant to the Credit Agreement, and replaces the Term Note issued by the Debtor as of September 4, 1992 pursuant to the Credit Agreement. This Amended and Restated Term Note is entitled to the benefits of the Credit Agreement, including all Collateral provided for therein or in connection therewith. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. Reference is made to the Credit Agreement for rights as to mandatory and optional prepayments and payments and for rights as to the acceleration of the unpaid principal balance hereof before its stated maturity upon the happening of certain events. The Debtor shall make when due any and all payments and prepayments on the Term Loan required under the Credit Agreement.

          No Partner nor any partner, legal representative, heir, estate, successor or assign of any such Partner or any officer, director, shareholder or partner in any such Partner or Partners, whether disclosed or undisclosed, in each case solely in their respective capacities as such, shall have any personal liability under this Amended and Restated Term Note or under any of the other the Loan Documents for (i) the payment of any sum of money which is or may be payable under this Amended and Restated Term Note or under any of the other Loan Documents, including, but not limited to, the repayment of the Loans or (ii) the performance or discharge of any covenant or undertakings of the Debtor under the Loan Documents; provided, however, that
                                                        --------  -------
the foregoing shall not in any way affect the validity or enforceability of this Amended and Restated Term Note or any of the other Loan Documents against the Credit Parties being party thereto or, in particular, the Pledge Agreements in accordance with their respective terms against the respective parties thereto (including, without limitation, the pledge of equity interests thereunder) or otherwise exonerate any Partner in respect of its receipt of distributions made in contravention of the Credit Agreement, the Partnership Agreement or any other agreement governing any Credit Party.

          The Debtor waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          In the event the Payee, the Agent or any holder hereof shall refer this Amended and Restated Term Note to an attorney for collection, the Debtor agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys' fees, whether or not suit is instituted.

          The amount of the Term Loan which the Payee has made to the Debtor and the amount of each payment or prepayment made on account of principal thereof shall be recorded by the Payee and endorsed on the grid schedule attached hereto, which is made a part of this Amended and Restated Term Note (or so noted in its records); provided, however, that the failure of the Payee to make any
                 --------  -------
such endorsement or recordation shall not in any manner affect the obligation of the Debtor to repay the Payee's pro rata share of the Term Loan in accordance
                                --- ----
with the terms hereof. Any such endorsement or recordation shall represent conclusive evidence of the date and amount of the Debtor's pro rata share of the
                                                           --- ----
Term Loan or any payment or prepayment of principal thereon, absent manifest error.

          This Amended and Restated Term Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Debtor or any successor or assign of the Debtor and the Payee or any holder hereof.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS AMENDED AND RESTATED TERM NOTE, THE DEBTOR WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. The Debtor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the City of New York in connection with any action or proceeding arising out of or relating to this Amended and Restated Term Note. This Amended and Restated Term Note shall be governed by and construed in accordance with the internal laws of the State of New York, and shall be binding upon the successors and assigns of the Debtor and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Amended and Restated Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

                    MUZAK LIMITED PARTNERSHIP

                    By:  MLP Acquisition, L.P.,
                         its managing general partner

                         By:  Music Holdings Corp.,
                              its general partner


                              By: [SIGNATURE ILLEGIBLE]
                                 ----------------------------
                                 Name:
                                 Title:

                        AMENDED AND RESTATED TERM NOTE
                        ------------------------------


$12,802,197.80                                                New York, New York
                                                  issued as of September 4, 1992
                                                            Amended and Restated
                                                          as of January 31, 1994



          FOR VALUE RECEIVED, MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "Debtor"), hereby promises to pay to the order of INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION (the "Payee"), at the offices of Union Bank of Switzerland, New York Branch located at 299 Park Avenue, New York, New York 10171-0026, or at such other place as the Payee or any holder hereof may from time to time designate, on January 31, 2001 (or earlier as hereinafter referred to), the principal sum of TWELVE MILLION EIGHT HUNDRED TWO THOUSAND ONE HUNDRED NINETY SEVEN and 80/100 DOLLARS ($12,802,197.80), or such lesser amount as shall then constitute the Payee's pro
                                                                             ---
rata share of the Term Loan, in lawful money of the United States, at such times
- ----
and in such amounts as provided in the Credit Agreement (as hereinafter defined), and to pay interest in like money at such office or place and at such rates and times on the unpaid principal balance hereof as provided in the Amended and Restated Credit Agreement, dated as of September 4, 1992, as amended and restated as of January 31, 1994 (as so amended and restated and as further amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), among the Debtor, the Lenders parties thereto (collectively, the "Lenders") and Union Bank of Switzerland, New York Branch, as agent (in such capacity, the "Agent") for the Lenders.

          This Amended and Restated Term Note is issued pursuant to the Credit Agreement, and replaces the Term Note issued by the Debtor as of September 4, 1992 pursuant to the Credit Agreement. This Amended and Restated Term Note is entitled to the benefits of the Credit Agreement, including all Collateral provided for therein or in connection therewith. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. Reference is made to the Credit Agreement for rights as to mandatory and optional prepayments and payments and for rights as to the acceleration of the unpaid principal balance hereof before its stated maturity upon the happening of certain events. The Debtor shall make when due any and all payments and prepayments on the Term Loan required under the Credit Agreement.

          No Partner nor any partner, legal representative, heir, estate, successor or assign of any such Partner or any officer, director, shareholder or partner in any such Partner or Partners, whether disclosed or undisclosed, in each case solely in their respective capacities as such, shall have any personal liability under this Amended and Restated Term Note or under any of the other the Loan Documents for (i) the payment of any sum of money which is or may be payable under this Amended and Restated Term Note or under any of the other Loan Documents, including, but not limited to, the repayment of the Loans or (ii) the performance or discharge of any covenant or undertakings of the Debtor under the Loan Documents; provided, however, that
                                                        --------  -------
the foregoing shall not in any way affect the validity or enforceability of this Amended and Restated Term Note or any of the other Loan Documents against the Credit Parties being party thereto or, in particular, the Pledge Agreements in accordance with their respective terms against the respective parties thereto (including, without limitation, the pledge of equity interests thereunder) or otherwise exonerate any Partner in respect of its receipt of distributions made in contravention of the Credit Agreement, the Partnership Agreement or any other agreement governing any Credit Party.

          The Debtor waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          In the event the Payee, the Agent or any holder hereof shall refer this Amended and Restated Term Note to an attorney for collection, the Debtor agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys' fees, whether or not suit is instituted.

          The amount of the Term Loan which the Payee has made to the Debtor and the amount of each payment or prepayment made on account of principal thereof shall be recorded by the Payee and endorsed on the grid schedule attached hereto, which is made a part of this Amended and Restated Term Note (or so noted in its records); provided, however, that the failure of the Payee to make any
                 --------  -------
such endorsement or recordation shall not in any manner affect the obligation of the Debtor to repay the Payee's pro rata share of the Term Loan in accordance
                                --- ----
with the terms hereof. Any such endorsement or recordation shall represent conclusive evidence of the date and amount of the Debtor's pro rata share of the
                                                           --- ----
Term Loan or any payment or prepayment of principal thereon, absent manifest error.

          This Amended and Restated Term Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Debtor or any successor or assign of the Debtor and the Payee or any holder hereof.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS AMENDED AND RESTATED TERM NOTE, THE DEBTOR WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. The Debtor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the City of New York in connection with any action or proceeding arising out of or relating to this Amended and Restated Term Note. This Amended and Restated Term Note shall be governed by and construed in accordance with the internal laws of the State of New York, and shall be binding upon the successors and assigns of the Debtor and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Amended and Restated Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

                    MUZAK LIMITED PARTNERSHIP

                    By:  MLP Acquisition, L.P.,
                         its managing general partner

                         By:  Music Holdings Corp.,
                              its general partner


                              By: [SIGNATURE ILLEGIBLE]
                                 --------------------------
                                  Name:
                                  Title:

                                       3